RESTRICTIONS ON CASH AND DIVIDENDS	12 Months Ended
Dec. 31, 2017
Subsidiaries [Member]
Restrictions on Subsidiary Dividends, Loans or Advances [Line Items]
Restrictions On Cash And Dividends [Text Block]
Restrictions On Cash And Dividends

First Financial is required by the FRB to hold cash in reserve against deposit liabilities when total reservable deposit liabilities exceed the regulatory exemption known as the reserve requirement. The reserve requirement is calculated based on a two-week average of daily net transaction account deposits as defined by the FRB and may be satisfied with average vault cash during the following two-week maintenance period. When vault cash is not sufficient to meet the reserve requirement, the remaining amount must be satisfied with average funds held at the FRB. First Financial's deposit at the FRB is recorded in Interest-bearing deposits with other banks on the Consolidated Balance Sheets. The average required reserve balances, based upon the average level of First Financial's transaction deposits were $66.7 million and $58.9 million for 2017 and 2016, respectively.

Dividends paid by First Financial to its shareholders are principally funded through dividends paid to the Company by its subsidiaries, however, certain restrictions exist regarding the ability of the Bank to transfer funds to First Financial in the form of cash dividends, loans or advances. The approval of the Federal Reserve Board and the Ohio Division of Financial Institutions is required for the Bank to pay dividends in excess of the regulatory limit, which is equal to the net income of the current year through the dividend date, combined with the Bank's retained net income from the two preceding years. As of December 31, 2017, First Financial's subsidiaries had retained earnings of $546.5 million, of which $163.1 million was available for distribution to First Financial without prior regulatory approval.